                                                               EXHIBIT 10.15 (c)

                      THIRD AMENDMENT TO SERVICES AGREEMENT
                                     BETWEEN
                                 i3 MOBILE, INC.
                 (FORMERLY INTELLIGENT INFORMATION INCORPORATED)
                                       AND
                     SOUTHWESTERN BELL MOBILE SYSTEMS, INC.
         SOUTHWESTERN BELL WIRELESS INC., AND PACIFIC BELL WIRELESS, LLC
                         DATED JUNE 9, 1998, AS AMENDED
                                (THE "AGREEMENT")

THIS AMENDMENT, effective as of January 1, 2000 (the "Amendment") is between i3 Mobile, Inc. (formerly Intelligent Information Incorporated), a Delaware corporation ("i3") and Southwestern Bell Mobile Systems, Inc., d/b/a Cellular One, Southwestern Bell Wireless Inc., SNET Mobility, Inc., SNET Cellular, Inc., Ameritech Mobile Communications, Inc., SBC Wireless, Inc., and Pacific Bell Wireless, LLC f/k/a Pacific Bell Mobile Services (collectively "SBMS").

1. i3 agrees to offer to SBMS ring tones as a new Service that can be downloaded from SBMS's Netcare site to Subscribers with Nokia brand telephones. SBMS's employees will evaluate the proposed offering on a trial basis to determine whether this offering will be added to the list of available i3 Services and Packages contained on Appendix B to the Agreement.

2. The ring tone evaluation shall commence no later than February 7, 2000 and shall terminate no later than ninety (90) days thereafter. During this evaluation period, i3 shall cover the licensing costs of compositions that are not currently in the public domain. During this evaluation, the parties will use best efforts to work together to finalize the specifications and preparation of the ring tone Service offering for launch to SBMS's Subscribers.

3. In consideration of the work to be performed hereunder by i3 in readying the ring tones for testing, SBMS agrees to pay i3 the fixed sum of $8,000.00 due and payable immediately upon execution of this Amendment.

4. Once the evaluation is completed, and any changes/modifications have been made to the Service offering, a final version of the ring tones application will be installed.

5. In the event SBMS indicates to i3 that it wants to launch the ring tones Service to its Subscribers, the pricing of this Service will be as follows:

-------------------------------------------------------------------------------------------
     Monthly Minimum Cost              # of Ring Tones     Incremental Per Ring Tone Cost
     --------------------              ---------------     ------------------------------
                                     Included in Monthly    in excess of Monthly Minimum
                                     -------------------    ----------------------------
                                            Minimum
                                            -------
-------------------------------------------------------------------------------------------
            $7,000                         20,000                        $0.25
-------------------------------------------------------------------------------------------

In the event that SBMS refers an additional GSM carrier to i3, and such GSM carrier agrees to add the ring tone product to its offering then, beginning the month after i3 signs a binding agreement with such GSM carrier, the pricing of this Service to SBMS will be adjusted to the following:

-------------------------------------------------------------------------------------------
     Monthly Minimum Cost    # of Ring Tones Included in  Incremental Per Ring Tone Cost
     --------------------    ---------------------------  ------------------------------
                                   Monthly Minimum         in excess of Monthly Minimum
                                   ---------------         ----------------------------
-------------------------------------------------------------------------------------------
            $5,000                         20,000                        $0.25
-------------------------------------------------------------------------------------------

6. In the event that SBMS elects to add i3's ring tones to its Service offering, i3 will take reasonable steps to obtain license rights to the musical compositions and will begin building the popular music ring tone categories and other categories as mutually determined. The Service launch is subject to first receiving clearance from all proper licensing clearinghouses. i3 shall have the right to identify the compositions by brand (e.g. "Columbia Records Hot Hits").

7. SBMS may terminate this Amendment, in whole or in part, upon one hundred twenty (120) days prior written notice to i3 setting for the effective date of termination. i3 may terminate this Amendment upon one hundred eighty (180) days prior written notice to SBMS setting forth the effective date of termination.

8. The final sentence of Section 1(d) of the Agreement is deleted with respect to the products and services set forth in this Amendment

9. "SBMS" as defined in the Agreement is amended and replaced to mean SBC Wireless with its direct and indirect wireless affiliates including Southwestern Bell Mobile Systems, Inc., Pacific Bell Wireless, LLC, Southwestern Bell Wireless Inc., SNET Mobility, Inc., SNET Cellular, Inc., and Ameritech Mobile Communications, Inc.

10. All other terms and conditions of the Agreement not amended hereby shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereby execute this Amendment.

i3 MOBILE, INC.                          SOUTHWESTERN BELL MOBILE SYSTEMS, INC.



BY: /s/ Stephen G. Maloney               BY: /s/ Carol L. Tacker
   -----------------------------------      -----------------------------------

PRINT NAME: Stephen G. Maloney           PRINT NAME: Carol L. Tacker
           ---------------------------              ---------------------------

TITLE: President & CEO                   TITLE: Vice President & General Counsel
      --------------------------------         --------------------------------

DATE SIGNED:     3/7/00                  DATE SIGNED:      3/10/00
            --------------------------               --------------------------


SBC WIRELESS, INC.                       PACIFIC BELL WIRELESS, LLC




BY:  /s/ Carol L. Tacker                 BY:  /s/ Carol L. Tacker
   -----------------------------------      -----------------------------------

PRINT NAME: Carol L. Tacker              PRINT NAME: Carol L. Tacker
           ---------------------------              ---------------------------

TITLE: Vice President & General Counsel  TITLE: Vice President & General Counsel
      --------------------------------         --------------------------------

DATE SIGNED:  3/10/00                    DATE SIGNED:   3/10/00
            --------------------------               --------------------------



SNET MOBILITY, INC.                     SNET CELLULAR, INC.



BY: /s/ Carol L. Tacker                 BY: /s/ Carol L. Tacker
   -----------------------------------     -----------------------------------

PRINT NAME: CAROL L. TACKER             PRINT NAME: CAROL L. TACKER
           ---------------------------             ---------------------------

TITLE: VICE PRESIDENT AND GENERAL        TITLE: VICE PRESIDENT AND GENERAL
        COUNSEL                                  COUNSEL
      --------------------------------        --------------------------------

DATE SIGNED:  3-10-00                   DATE SIGNED:   3-10-00
            --------------------------              --------------------------


AMERITECH MOBILE COMMUNICATIONS, INC.



BY:  /s/ Carol L. Tacker
   -------------------------------------

PRINT NAME:  CAROL L. TACKER
           -----------------------------

TITLE:  VICE PRESIDENT & GENERAL COUNSEL
      ----------------------------------

DATE SIGNED:  3-10-00
            ----------------------------

